UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

THE KEYW HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400
Hanover, Maryland 21076
(Address of principal executive offices) (Zip Code)

(443) 733-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This is Amendment No.1 to the Form 8-K of The KeyW Holding Corporation (the “Company”) that initially was filed on April 7, 2017, to file the financial statements and pro forma information required by Item 9.01 of Form 8-K with respect to the Company's acquisition of Sotera Holdings Inc. ("Sotera") on April 4, 2017. Except as stated in this Explanatory Note, no other information contained in the Form 8-K is changed.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The required financial statements of Sotera required by Item 9.01 (a) of Form 8-K are attached hereto as Exhibit 99.1 to this Amendment No. 1 to Form 8-K.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01 (b) of Form 8-K is attached hereto as Exhibit 99.2 to this Amendment No. 1 to Form 8-K.

Exhibit No.	Description of Exhibit
23.1	Consent of RSM US LLP.
99.1	Financial Statements of Sotera Holdings Inc.
99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ Michael J. Alber
DATE: June 16, 2017	Michael J. Alber
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of RSM US LLP.
99.1	Financial Statements of Sotera Holdings Inc.
99.2	Pro Forma Financial Information.